                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         CHICAGO RIVET & MACHINE CO.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 13, 1997

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 13, 1997 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of six directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 24, 1997 will be entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 1996, which contains Financial Statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
April 4, 1997

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.

                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 1997

     This Proxy Statement is furnished to the holders of common stock, $2.00 par value per share ("Common Stock"), of Chicago Rivet & Machine Co., an Illinois corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 13, 1997 to be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, at 10:00 A.M., Chicago time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Company's Annual Report to Shareholders for the year ended December 31, 1996, including financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about April 4, 1997.

     Each shareholder of record at the close of business on March 24, 1997, the record date stated in the Notice, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 585,748 shares of Common Stock, each entitled to one vote. No other shares of the Company of any other class were outstanding.

     Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone, telecopy and telegram. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

     The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock.

                                                        NUMBER OF SHARES               PERCENT
                                                      BENEFICIALLY OWNED AS               OF
                 NAME AND ADDRESS                     OF FEBRUARY 14, 1997             CLASS(1)
                 ----------------                     ---------------------            --------
John A. Morrissey,
Walter W. Morrissey and
Carol M. Showel
  1301 W. 22nd Street
  Oak Brook, Illinois 60521........................         132,454(2)                  22.6%
MMI Investments, L.L.C.
  RR1 Box 167D
  Wing Road
  Millbrook, New York 12545........................          48,250(2)                   8.2%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, Suite 650
  Santa Monica, California 90401...................          38,100(2)                   6.5%

---------------
(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of the outstanding shares of the Company as of February 14, 1997 (585,748).

(2) The nature of the beneficial ownership of these shares is discussed in the following paragraphs.

     John A. Morrissey, Walter W. Morrissey and Carol M. Showel may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the others. As of February 14, 1997, John A. Morrissey beneficially owned 90,996 shares (15.5%), of which 33,884 (5.8%) were beneficially owned by him with sole voting and investment power, 56,053 (9.6%) were beneficially owned by him as co-trustee of a certain trust, with shared voting and investment power and 1,059 (0.2%) were beneficially owned by him as a result of certain familial relationships. Mr. Morrissey expressly disclaims beneficial ownership of the 1,059 shares discussed in the immediately preceding sentence. As of February 14, 1997, Walter W. Morrissey beneficially owned 88,770 shares (15.2%), of which 32,717 (5.6%) were beneficially owned by him with sole voting and investment power, and 56,053 (9.6%) were beneficially owned by him as co-trustee of a certain trust, with shared voting and investment power. As of February 14, 1997, Carol M. Showel beneficially owned 64,794 shares (11.1%), of which 8,598 (1.5%) were beneficially owned by her with sole voting and investment power, 56,053 (9.6%) were beneficially owned by her as co-trustee of a certain trust, with shared voting and investment power and 143 (0.02%) were beneficially owned by her as a result of certain familial relationships. Ms. Showel expressly disclaims beneficial ownership of the 143 shares discussed in the immediately preceding sentence. The group consisting of John A. Morrissey, Walter W. Morrissey and Carol M. Showel may be deemed to be a beneficial owner of a total of 132,454 shares (22.6%).

     MMI Investments, L.L.C. ("MMI"), a Delaware limited liability company, owned 48,250 shares (8.2%) of Common Stock as of January 24, 1997. Millbrook Capital Management, Inc. ("Millbrook"), a New York corporation, is the manager of MMI and, as such, has the sole power to vote and dispose of the securities held by MMI. Millbrook, John S. Dyson, Clay B. Lifflander and David H. Bova are Members of MMI.

     Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 38,100 shares (6.5%) of Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

     A Board of six directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding Common Stock shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the six nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his shares multiplied by the number of directors to be elected (six). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

     The following table sets forth certain information regarding the Board of Directors' nominees for director and each executive officer of the Company named in the Summary Compensation Table (the "Named Executives"), including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by all directors and Named Executives of the Company as a group:

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                   SERVED AS       BENEFICIALLY       PERCENT
                                                                   A DIRECTOR       OWNED AS OF         OF
             NAME               AGE       PRINCIPAL OCCUPATION       SINCE       FEBRUARY 14, 1997     CLASS
             ----               ---       --------------------     ----------    -----------------    -------
John A. Morrissey.............  61     Chairman of the Board          1968             90,996          15.5 %(1)
                                         & Chief Executive
                                         Officer of the Company;
                                         President and Director,
                                         Algonquin State Bank
Walter W. Morrissey...........  54     Attorney at Law                1972             88,770          15.2 %(2)
Robert K. Brown...............  74     Director of the Company        1982              2,000           0.3 %(3)
John C. Osterman..............  45     President, Chief Operating     1988                800           0.1 %(4)
                                         Officer & Treasurer of
                                         the Company
John R. Madden................  59     Chairman of the Board of       1980                100           0.02%(5)
                                         Directors of the First
                                         National Bank of
                                         LaGrange
Stephen L. Levy...............  75     Senior Advisor and Deputy      1982                100           0.02%(6)
                                         Representative for the
                                         Chief Executive Office
                                         of Motorola, Inc.
Donald P. Long................  45     Vice President -- Sales of    --               --               --(7)
                                         the Company
Stephen D. Voss...............  35     Assistant Treasurer,          --                   100           0.02%(8)
                                         Controller of the
                                         Company
All directors and Named Executives
  as a group.......................                                  --               126,813          21.6 %

---------------
(1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State Bank, Algonquin, Illinois for more than five years, and is also a director of The First National Bank of LaGrange, LaGrange, Illinois. He is a brother of Director Walter W. Morrissey. Of the shares listed above as beneficially owned by Mr. John A. Morrissey, 33,884 (5.8%) are beneficially owned by him with sole voting and investment power, 56,053 (9.6%) are beneficially owned by him as co-trustee of a certain trust, with shared voting and investment power and 1,059 (0.2%) are beneficially owned by him as a result of certain familial relationships. Mr. Morrissey expressly disclaims beneficial ownership of the 1,059 shares discussed in the immediately preceding sentence. The foregoing amount does not include shares directly owned by Walter W. Morrissey and Carol M. Showel in their individual capacities. See "Principal Shareholders." Mr. Morrissey's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

(2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson, formerly known as Morrissey Robinson & Kabat, Oak Brook, Illinois, for more than five years. He is a brother of Director John A. Morrissey. Of the shares listed above as beneficially owned by Mr. Walter W. Morrissey, 32,717 (5.6%) are beneficially owned by him with sole voting and investment power, and 56,053 (9.6%) are beneficially owned by him as co-trustee of a certain trust, with shared voting and investment power. The foregoing amount does not include shares directly owned by John A. Morrissey and Carol M. Showel in their individual capacities. See "Principal Shareholders." The law firm of Morrissey & Robinson was retained by the Company to perform certain legal services in 1995 and 1996 and has been retained by the Company during the current year to perform additional legal services. In 1996, the Company paid legal fees to Morrissey & Robinson in the amount of $131,569, including reimbursement for out-of-pocket expenses. Mr. Morrissey's address is 1301 West 22nd Street, Suite 401, Oak Brook, Illinois 60521.

(3) Mr. Brown, prior to his retirement in August, 1987, was President, Chief Operating Officer and Treasurer of the Company for more than five years. The shares listed in the table are beneficially owned by Mr. Brown in joint tenancy with his wife, with shared voting and investment power. Mr. Brown's address is 253 Cheryl Lane, Palatine, Illinois 60067.

(4) Mr. Osterman has been President, Chief Operating Officer and Treasurer of the Company since September, 1987. The shares listed in the table are beneficially owned by Mr. Osterman in joint tenancy with his wife, with shared voting and investment power. Mr. Osterman's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

(5) Mr. Madden has been Chairman of the Board of Directors of The First National Bank of LaGrange, LaGrange, Illinois for more than five years. In addition, he is Chairman of the Board of Directors of Algonquin State Bank, Algonquin, Illinois, Chairman of the Board of

     Directors of West Chicago State Bank, West Chicago, Illinois and Chairman of the Board of Directors of Mokena State Bank, Mokena, Illinois. All of the shares listed as beneficially owned by him are owned with sole voting and investment power. Mr. Madden's address is First National Bank of LaGrange, 620 W. Burlington, LaGrange, Illinois 60525.

(6) Mr. Levy has been Senior Advisor and Deputy Representative for the Chief Executive Office of Motorola, Inc., Schaumburg, Illinois (a manufacturer of communications and electronic equipment), since December, 1987. All of the shares listed as beneficially owned by him are owned with sole voting and investment power. Mr. Levy's address is P.O. Box 9141, Rancho Santa Fe, California 92067.

(7) Mr. Long has been Vice President-Sales of the Company since November, 1994 and was Director of Sales and Marketing of the Company from March, 1993 through November, 1994. Prior to that, he was employed by Townsend Engineered Products, a maker of rivets, cold-formed fasteners and rivet setting equipment in various sales management positions for more than five years. Mr. Long's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

(8) Mr. Voss has been Assistant Treasurer of the Company since May, 1992 and Controller of the Company since November, 1988. The shares listed in the table are beneficially owned by Mr. Voss in joint tenancy with his wife, with shared voting and investment power. Mr. Voss' address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during 1996.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Walter W. Morrissey, John R. Madden and Stephen L. Levy. The Audit Committee met once during 1996. The duties of the Audit Committee include recommendation of the independent auditor to be selected by the Board of Directors, review of the arrangements and scope of the independent auditor's examination, review of internal accounting procedures and controls, and review of the independence of the auditor in regard to the Company and its management.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors Walter W. Morrissey, John R. Madden and Stephen
L. Levy. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and the development of general policies relating to compensation and benefits of employees of the Company. The Compensation Committee met three times during 1996.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors John A. Morrissey, Walter W. Morrissey, Robert
K. Brown and John C. Osterman. Under the By-laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 1996.

     The Company does not have a Nominating Committee.

     Directors of the Company who are also officers receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers. Each director who is not an officer of the Company receives a director's fee of $7,500 per year and a $1,250 fee for attendance at each meeting of the Board of Directors. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $8,000 per year and a $350 fee for attendance at each meeting of the Executive Committee.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms, the Company is not aware that any of its directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1996 and ending December 31, 1996.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal years ended December 31, 1996, 1995 and 1994 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock options, stock appreciation rights or other long-term incentive plan awards to its executive officers. The executive compensation disclosure set forth below is as required by the rules for executive compensation disclosure for companies that qualify as small business issuers under regulations of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION
                                                 -------------------      ALL OTHER
       NAME & PRINCIPAL POSITION         YEAR     SALARY      BONUS    COMPENSATION(1)
       -------------------------         ----     ------      -----    ---------------
John A. Morrissey -- Chairman and        1996    $154,375    $60,000       --
  Chief Executive Officer                1995    $141,346    $65,000       --
                                         1994    $131,346    $55,000       --

John C. Osterman -- President, Chief     1996    $139,375    $42,500       $7,829
  Operating Officer and Treasurer        1995    $126,250    $47,500       $8,446
                                         1994    $116,250    $37,500       $6,914

Donald P. Long -- Vice                   1996    $100,750    $ 7,000       $5,131
  President -- Sales
                                         1995    $ 94,924    $ 6,500       $6,116
                                         1994    $ 89,108    $ 4,500       $4,372

---------------
(1) Includes premium on term life insurance and Company contributions to the Employees' Trust. The Company provides a group term life insurance policy to each executive officer of the Company in the amount of two times annual salary, except that no insurance policy is provided to John A. Morrissey; premiums paid for Mr. Osterman's policy were $1,466, $1,346, and $1,059 for 1996, 1995 and 1994, respectively, and premiums paid for Mr. Long's policy were $846, $823, and $625 for 1996, 1995 and 1994, respectively. The amounts allocated to Mr. Osterman under the Employees' Trust for 1996, 1995 and 1994 were $6,363, $7,100, and $5,855, respectively, and the amounts allocated to Mr. Long under the Employees' Trust for 1996, 1995 and 1994 were $4,285, $5,293 and $3,747, respectively. The value of any perquisites granted to each executive officer identified above did not exceed the lesser of $50,000 or ten percent of such officer's annual salary and bonus and is not included in the above amounts.

PROFIT SHARING PLAN

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of a profit sharing plan established by the Company for the benefit of its officers and employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and trust fund earnings. Each participant's balance vests over a five-year period, beginning after his third year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 10%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees' Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant on the first day of the month following completion of 60 days of employment. These contributions are always fully vested and nonforfeitable.

     Participants may also make nondeductible voluntary contributions (after-tax) of up to 10% of compensation to their account in the Employees' Trust, which vest immediately. Company contributions and voluntary contributions received by the Employees' Trust are held and invested by the Trustee, subject to direction as to asset allocation by the administrative committee for the Employees' Trust. 401(k) contributions made to the Employees' Trust are invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Generally, distribution is made in a lump sum or in installments extending over no more than 10 years. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(k) contributions or $50,000. Voluntary contributions may be withdrawn as of the last business day of any calendar quarter.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Price Waterhouse LLP served as the Company's independent certified public accountants for 1996. The Board of Directors has again designated that firm as the Company's independent certified public accountants for 1997. A representative of that firm is expected to be present at the Company's 1997 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholder proposals for inclusion in proxy materials for the Company's 1998 Annual Meeting should be addressed to the Company's Secretary, P.O. Box 3061, 901 Frontenac Road, Naperville, Illinois 60566, and must be received by the Company on or before December 4, 1997.

     The Company's By-Laws provide that shareholders of record may nominate directors or propose business to be conducted at an annual meeting of the Company, provided such nominations or proposals are timely and in proper written form as prescribed by the Company's By-Laws. To be timely, the Company's By-Laws require that shareholder nominations or proposals be received by the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, provided, however, that if the annual meeting is called for a date not within 30 days before or after such anniversary date, such nominations or proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a shareholder nomination or proposal must set forth the information prescribed in the Company's By-Laws.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
April 4, 1997

                                     PROXY
                          CHICAGO RIVET & MACHINE CO.
         P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey and Robert K. Brown, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May
13, 1997, and at any adjournments or postponements thereof, as designated below.

1. Election of the following six directors: John A. Morrissey, Walter W. Morrissey, Robert K. Brown, John C. Osterman, John R. Madden and
Stephen L. Levy.

Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve.

2. In their discretion, upon such other matters as may properly come before the meeting.

COMMENTS: (change of address)

--------------------------------
--------------------------------
--------------------------------
--------------------------------

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. [SEE REVERSE SIDE]

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

FOR ALL NOMINEES            WITHHELD AS TO
(except as marked below)    ALL NOMINEES
     [   ]                     [    ]
1. Election of Directors (SEE REVERSE)
To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

---------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Change of Address\Comments on Reverse Side [   ]

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

NOTE: Please sign exactly as name appears hereon and be sure to date the proxy. If shares are held in the name of more than one person, all holders must sign. Executors, administrators, trustees, guardians and corporate officers must give full title as such.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

-----------------------------------------
SIGNATURE
                                     1997
-----------------------------------------
SIGNATURE IF HELD JOINTLY  DATE

                                     PROXY
                                    REMINDER
                          CHICAGO RIVET & MACHINE CO.
         P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey and Robert K. Brown, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 13, 1997, and at any adjournments or postponements thereof, as designated below.

1. Election of the following six directors: John A. Morrissey, Walter W. Morrissey, Robert K. Brown, John C. Osterman, John R. Madden and Stephen L. Levy.

Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve.

2. In their discretion, upon such other matters as may properly come before the meeting.

COMMENTS: (change of address)
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. [SEE REVERSE SIDE]

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

FOR ALL NOMINEES             WITHHELD AS TO
(except as marked below)     ALL NOMINEES
[         ]                  [        ]

1. Election of Directors (See Reverse)

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

--------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Change of Address/ Comments on Reverse Side [   ]

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

NOTE: Please sign exactly as name appears hereon and be sure to date the proxy. If shares are held in the name of more than one person, all holders must sign. Executors, administrators, trustees, guardians and corporate officers must give full title as such.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

-------------------------------------------
SIGNATURE
                                       1997
-------------------------------------------
SIGNATURE IF HELD JOINTLY      DATE